Exhibit 10(d)

                                                               EXECUTION COPY

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                             TXU US HOLDINGS COMPANY



                                 $1,400,000,000
               --------------------------------------------------

      AMENDMENT TO FIVE-YEAR THIRD AMENDED AND RESTATED COMPETITIVE ADVANCE AND
                        REVOLVING CREDIT FACILITY AGREEMENT

                           Dated as of April 22, 2003


              --------------------------------------------------
                              JPMORGAN CHASE BANK,
              as Administrative Agent and Competitive Advance Facility Agent


                       Joint Lead Arrangers and Co-Book Managers
                               JPMORGAN SECURITIES, INC.
                             CITIGROUP GLOBAL MARKETS INC.

                                 Co-Syndication Agents
                                  BANK OF AMERICA, N.A.

                                 CITIBANK, N.A.

                                Documentation Agent
                              THE BANK OF NEW YORK



--------------------------------------------------------------------------------

                                    AMENDMENT
                               TO CREDIT AGREEMENT

         This AMENDMENT, dated as of April 22, 2003 (this "Amendment"), is made to that certain Five-Year Third Amended and Restated Competitive Advance and Revolving Credit Facility Agreement, dated as of July 31, 2002 (the "Credit Agreement"), among TXU US Holdings Company, a Texas corporation (the "Borrower"), the lenders party thereto (the "Lenders") and JPMorgan Chase Bank, as Competitive Advance Facility Agent (in such capacity, the "CAF Agent"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"; and, together with the CAF Agent, the "Agents") and as fronting bank for the Letters of Credit issued thereunder (in such capacity, the "Fronting Bank").

                             PRELIMINARY STATEMENT:

         The Borrower, the Lenders, the Agents and the Fronting Bank previously entered into the Credit Agreement. The Borrower has requested that the Lenders agree to the amendment of the Credit Agreement as set forth herein, and the Lenders have agreed to such request, subject to the terms and conditions of this Amendment. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         SECTIONN 1. Definitions. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

         SECTION 2. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a) The definition of "Applicable Margin" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Applicable Margin" shall mean the percentage per annum set forth in the column identified as Level 1, Level 2, Level 3 or Level 4 below, based upon the level corresponding to the Debt Rating of the Borrower at the time of determination. If there is a difference of one level in the Debt Ratings, then the higher Debt Rating shall be used to determine the Applicable Margin; if there is a difference of more than one level in the Debt Ratings, then the level one level higher than the lower Debt Rating shall be used to determine the Applicable Margin, unless the lower Debt Rating is below Level 2, in which case the lower Debt Rating will be used to determine the Applicable Margin. The Applicable Margins set forth below with respect to each Level (i) shall be increased by 0.25% during any period (and for only such period) in which the aggregate amount of Outstanding Credits is greater than 33?% but less than 66?% of the Total Commitments, and (ii) shall be increased by 0.50% during any period (and for only such period) in which the aggregate amount of Outstanding Credits is at least 66?% of the Total Commitments. Any change in the Applicable Margin shall be effective on the date on which the applicable rating agency announces any change in the Debt Rating.

                                                                              3

================= ================== =================== ================= ======================

                       Level 1            Level 2            Level 3              Level 4
                       -------            -------            -------              -------
         S&P       BBB+ or better       BBB or BBB-            BB+            Lower than BB+*
       Moody's     Baa1 or better       Baa2 or Baa3           Ba1            Lower than Ba1*
                   --------------       ------------           ---            ---------------
----------------- ------------------ ------------------- ----------------- ----------------------
Percentage Per Annum
-------------------------------------------------------------------------------------------------
   Eurodollar           1.25%              1.45%              1.75%                2.25%
     Margin
----------------- ------------------ ------------------- ----------------- ----------------------
      ABR               0.25%              0.45%              0.75%                1.25%
     Margin
================= ================== =================== ================= ======================

* or unrated

(b) The definition of "Facility Fee Percentage" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Facility Fee Percentage" shall mean the percentage per annum set forth in the column identified as Level 1, Level 2, Level 3 or Level 4 below, based upon the Level corresponding to the higher Debt Rating of the Borrower at the time of determination. Any change in the Facility Fee Percentage shall be effective on the date on which the applicable rating agency announces any change in the applicable Debt Rating.

================ ===================== ================ ================= =====================
                       Level 1             Level 2          Level 3             Level 4
                       -------             -------          -------             -------
S&P                 BBB+ or better       BBB or BBB-          BB+           Lower than BB+*
Moody's             Baa1 or better      Baa2 or Baa3          Ba1           Lower than Ba1*
                    --------------      ------------          ---           ---------------
---------------- --------------------- ---------------- ----------------- ---------------------
Percentage Per Annum
---------------- --------------------- ---------------- ----------------- ---------------------
 Facility Fee           0.250%             0.300%            0.500%              0.750%
================ ===================== ================ ================= =====================

* or unrated

     (c) The definition of "LC Commitment Amount" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

        "LC Commitment Amount" shall mean $1,000,000,000.

     (d) The definition of "Utilization Period" set forth in Section 1.01 of the Credit Agreement is hereby deleted.

     (e) Section 2.06(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (d) The Borrower agrees to pay the Administrative Agent for the account of the Fronting Bank a fronting fee (a "Fronting Fee") and such other charges with respect to such Letter of Credit as are set forth in the Fee Letter or otherwise agreed upon with the Fronting Bank, and agrees to pay to the Administrative Agent for the account of the Lenders a fee (the "LC Fee") on the face amount of each Letter of Credit issued by the Fronting Bank for the account of the Borrower calculated at a rate per annum equal to (i) in the case of each Designated Letter of Credit (as defined below) during the period from April 22, 2003 to the earlier to occur of (A) the stated expiry date as of April 22, 2003 of such Designated Letter of Credit and (B) September 30, 2003, the sum of 1.125% per annum plus (x) 0.25% per annum during any period (and for only such period) in which the aggregate amount of Outstanding Credits is greater than 33?% but less than 66?% of the Total Commitments, or (y) 0.50% per annum during any period (and for only such period) in which the aggregate amount of Outstanding Credits is at least 66?% of the Total Commitments, and (ii) for all Letters of Credit (other than each Designated Letter of Credit during the period from April 22, 2003 to the earlier to occur of (A) the stated expiry date as of April 22, 2003 of such Designated Letter of Credit and (B) September 30, 2003), the Applicable Margin for Eurodollar Standby

         Loans, computed, in the case of each of clauses (i) and (ii) above on the basis of the actual number of days that each such Letter of Credit is outstanding, assuming a year of 360 days, payable in arrears on each March 31, June 30, September 30 and December 31, and on the date that such Letter of Credit expires or is drawn in full. As used herein, "Designated Letter of Credit" shall mean LOC No. P-220706 in the stated amount of $13,422,500, LOC No. P-220775 in the stated amount of $42,277,084, LOC No. P-220704 in the stated amount of $78,362,917, LOC
         No. P-220703 in the stated amount of $33,388,334, LOC No. P-220707 in the stated amount of $48,332,917 and LOC No. P-225765 in the stated amount of $65,704,167.

         (f) Paragraph (f) of Article VI is hereby amended and restated in its entirety to read as follows:


                  (f) TXU shall no longer own, directly or indirectly, all the outstanding common stock in the Borrower or any permitted successor to the Borrower or the Borrower shall no longer own, directly or indirectly, 100% of the common stock of Oncor or common members' interest in Energy; provided, however, that the Borrower and Energy may sell in an initial public offering up to 20% of the equity interests in any Subsidiary comprising generating assets of Energy;

         SECTION 3. Conditions of Effectiveness.

     (a) This Amendment shall become effective as of the date first set forth above when and if the Administrative Agent shall have received from the Required Lenders, the Fronting Bank and the Borrower signed counterparts of this Amendment; and

     (b) Section 2 of this Amendment shall become effective on the date (the "Amendment Date") when and if the Administrative Agent shall have received:

          (i) a certificate of a Secretary or Assistant Secretary of the Borrower, dated the Amendment Date, certifying:

     (A) that attached thereto is a copy of the certificate of incorporation, including all amendments thereto, of the Borrower, certified as of a recent date by the Secretary of State of the state of Texas, which has not been amended since the date of the last amendment thereto shown on an attached certificate of good standing of the Borrower as of a recent date from such Secretary of State;

     (B) that attached thereto is a true and complete copy of the bylaws of the Borrower as in effect on the Amendment Date and at all times since a date prior to the date of the resolutions described in (C) below;

     (C) that attached thereto are true and complete copies of resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution and delivery by the Borrower of this Amendment, the Extensions of Credit to be made under the Credit Agreement, as amended, and the performance by the Borrower of all of its obligations under the Credit Agreement, as amended by this Amendment (the "Amended Credit Agreement"), and that such resolutions have not been modified, rescinded or amended and are in full force and effect; and

     (D) as to the incumbency and specimen signature of each officer executing this Amendment and any other document delivered in connection herewith on behalf of the Borrower;

     (E) that no action, consent or approval of, registration or filing with or other action by any Governmental Authority is or will be required in connection with the execution, delivery and performance by the Borrower of this Amendment or the Amended Credit Agreement;

     (F) that the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respect as of the Amendment Date; and

     (G) that no Event of Default or Default under the Credit Agreement, as amended by this Amendment, has occurred and is continuing on the Amendment Date;

(ii) a certificate of another duly authorized officer of the Borrower as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (i) above; and

(iii favorable legal opinions of the following, in form and substance satisfactory to the Administrative Agent:

      (A)   Hunton & Williams LLP, counsel to the Borrower;

      (B)   Thelen Reid & Priest LLP, special New York counsel to the Borrower;
            and

      (C) King & Spalding LLP, special New York counsel to the Administrative Agent.

    SECTION 4. Representations and Warranties. The Borrower represents and warrants that (a) the representations and warranties contained in Article III of the Credit Agreement (with each reference therein to "this Agreement", "hereunder" and words of like import referring to the Credit Agreement being

                                                                            6
deemed to be a reference to this Amendment and the Amended Credit Agreement) are true and correct on and as of the Amendment Date as though made on and as of such date, and (b) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes a Default or an Event of Default under the Credit Agreement, as amended by this Amendment.

    SECTION 5. Effect on the Credit Agreement. Except as specifically provided above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Agents or the Fronting Bank under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

    SECTION 6. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, and all reasonable costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment or such other instruments and documents. In addition, the Borrower agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agents, the Fronting Bank and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

    SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

   SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of the New York.


                           [Signature pages to follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                         TXU US HOLDINGS COMPANY


                         By         /s/ Kirk R. Oliver
                            -------------------------------------------------
                              Name:   Kirk R. Oliver
                              Title:  Treasurer and Assistant Secretary
















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                 Advance and Revolving Credit Facility Agreement
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                                                                           S-2


            JPMORGAN  CHASE  BANK,   individually  and  as  Administrative
            Agent, Competitive Advance Facility Agent and Fronting Bank


            By         /s/ Robert W. Trabano
               ---------------------------------------------------------
                 Name:   Robert W. Trabano
                         Title:     Vice President





















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                 Advance and Revolving Credit Facility Agreement

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                            ABN AMRO BANK N.V.



                            By         /s/ Kris A. Grosshans
                               ------------------------------------------------
                                 Name:   Kris A. Grosshans
                                 Title:     Senior Vice President



                            By         /s/ Thomas J. Sterr
                               ------------------------------------------------
                                 Name:   Thomas J. Sterr
                                 Title:     Vice President












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                 Advance and Revolving Credit Facility Agreement



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                 Advance and Revolving Credit Facility Agreement

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                              BANK OF AMERICA, N.A.


                              By         /s/ Jay T. Wampler
                                 --------------------------------------------
                                   Name:   Jay T. Wampler
                                   Title:     Managing Director



















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                 Advance and Revolving Credit Facility Agreement
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                       THE BANK OF NEW YORK


                       By         /s/ Nathan S. Howard
                          -----------------------------------------------------
                            Name:   Nathan S. Howard
                            Title:     Vice President















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                 Advance and Revolving Credit Facility Agreement

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                 Advance and Revolving Credit Facility Agreement

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                                  BANK ONE, NA
                                  (Main office - Chicago)


                                  By         /s/  Michael Murphy
                                     -----------------------------------------
                                       Name:   Michael Murphy
                                       Title:  Managing Director














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                 Advance and Revolving Credit Facility Agreement



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                 Advance and Revolving Credit Facility Agreement

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                 Advance and Revolving Credit Facility Agreement


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                 Advance and Revolving Credit Facility Agreement

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                           CIBC


                           By         /s/ M. Sanjeeva Senamayake
                              ----------------------------------------------
                                Name:   M. Sanjeeva Senamayake
                                Title:     Executive Director
                                           CIBC World Markets Corp. As Agent



















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                 Advance and Revolving Credit Facility Agreement
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                                                                           S-13


                                 CITIBANK, N.A.


                       By         /s/  Peter Kettle
                          ---------------------------------------------------
                            Name:   Peter Kettle
                            Title:     Vice President




















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                 Advance and Revolving Credit Facility Agreement
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                                                                           S-14
                       COMMERZBANK AG, NEW YORK AND
                       GRAND CAYMAN BRANCHES


                       By         /s/ Harry P. Yergey
                          ---------------------------------------------------
                            Name:  Harry P. Yergey
                            Title:   Senior Vice President & Manager



                       By        /s/ Brian J. Campbell
                          ---------------------------------------------------
                            Name:  Brian J. Campbell
                            Title:   Senior Vice President














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                 Advance and Revolving Credit Facility Agreement
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                         CREDIT LYONNAIS NEW YORK BRANCH


                         By         /s/ Olivier Audemard
                            -------------------------------------------------
                              Name:   Olivier Audemard
                              Title:     Senior Vice President
















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                 Advance and Revolving Credit Facility Agreement
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               CREDIT SUISSE FIRST BOSTON


               By         /s/  Christopher Lally
                  ------------------------------------------------------
                    Name:   Christopher Lally
                    Title:     Vice President



               By         /s/  Ian W. Nalitt
                  -----------------------------------------------------
                    Name:   Ian W. Nalitt
                    Title:     Associate

















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                 Advance and Revolving Credit Facility Agreement

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                 Advance and Revolving Credit Facility Agreement
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                 Advance and Revolving Credit Facility Agreement


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                 Advance and Revolving Credit Facility Agreement



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                 Advance and Revolving Credit Facility Agreement

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                                    GUARANTY BANK


                                    By         /s/ Jim R. Hamilton
                                       ----------------------------------------
                                         Name:   Jim R. Hamilton
                                         Title:  Senior Vice President


















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                 Advance and Revolving Credit Facility Agreement
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                                                                           S-22
                                  KBC BANK N.V.


                                   By         /s/ Robert Snauffer
                                       ---------------------------------------
                                       Name:   Robert Snauffer
                                       Title:  First Vice President


                                    By         /s/ Jean-Pierre Diels
                                       ---------------------------------------
                                         Name:   Jean-Pierre Diels
                                         Title:  First Vice President













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                 Advance and Revolving Credit Facility Agreement

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                                                                           S-23

                                LEHMAN COMMERCIAL PAPER INC.


                                By         /s/ Suzanne Flynn
                                   -------------------------------------------
                                     Name:   Suzanne Flynn
                                     Title:  Authorized Signatory



























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                 Advance and Revolving Credit Facility Agreement

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                                                                           S-24

                        LLOYDS TSB BANK PLC


                        By         /s/ Nicholas J. Bruce
                            -------------------------------------------------
                             Name:   Nicholas J. Bruce
                             Title:  Vice President, Credit Services B-499


                        By         /s/ Matthew A.L. Packham
                           ---------------------------------------------------
                             Name:   Matthew A.L. Packham
                             Title:  Assistant Director, Credit Services
                                     P-002













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                 Advance and Revolving Credit Facility Agreement
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                                                                           S-25

                             MELLON BANK, N.A.


                             By         /s/ Roger E. Howard
                                ----------------------------------------------
                                  Name:   Roger E. Howard
                                  Title:  Vice President













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                 Advance and Revolving Credit Facility Agreement



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                                 MERRILL LYNCH CAPITAL CORPORATION


                                 By        /s/ Carol J.E. Feeley
                                    -------------------------------------------
                                      Name:  Carol J.E. Feeley
                                      Title:   Vice President















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                 Advance and Revolving Credit Facility Agreement

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                 Advance and Revolving Credit Facility Agreement

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                                  NATIONAL AUSTRALIA BANK LIMITED
                                  A.C.N. 004044937


                                  By      /s/ Robert A. Mulderrig
                                     -----------------------------------------
                                      Name:  Robert A. Mulderrig
                                      Title: Head of Asset Structuring - N.A.
















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                 Advance and Revolving Credit Facility Agreement
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                 Advance and Revolving Credit Facility Agreement
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                 Advance and Revolving Credit Facility Agreement
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                                      SUMITOMO MITSUI BANKING CORPORATION


                                      By        /s/ David A. Buck
                                         --------------------------------------
                                           Name:  David A. Buck
                                           Title: Senior Vice President




















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                 Advance and Revolving Credit Facility Agreement

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                 Advance and Revolving Credit Facility Agreement
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                                   UBS AG, STAMFORD BRANCH


                                   By         /s/ Thomas Salzano
                                      -----------------------------------------
                                        Name:   Thomas Salzano
                                        Title:     Director


                                   By         /s/ Patricia O'Kicki
                                      -----------------------------------------
                                        Name:   Patricia O'Kicki
                                        Title:     Director




















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                 Advance and Revolving Credit Facility Agreement

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                                                                          S-34

                                       UFJ BANK LIMITED


                                       By         /s/ John T. Feeney
                                          -------------------------------------
                                            Name:     John T. Feeney
                                            Title:    Vice President















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                 Advance and Revolving Credit Facility Agreement
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S-35

                                    WACHOVIA BANK, NATIONAL ASSOCIATION


                                    By         /s/ Rotcher Watkins
                                       ----------------------------------------
                                         Name:   Rotcher Watkins
                                         Title:     Managing Director




























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                 Advance and Revolving Credit Facility Agreement